Other liabilities (Tables)	12 Months Ended
Dec. 31, 2024
Other Liabilities Disclosure [Abstract]
Schedule of Other Long-Term Liabilities

	2024	2023
Long-term deferred revenue(a)	$390.8	$157.4
Other	7.4	7.5
Other long-term liabilities	398.2	164.9
Current portion of other long-term liabilities	—	(1.4)
Other long-term liabilities	$398.2	$163.5
(a)Long-term deferred revenue:
Long-term deferred revenue consists primarily of the long-term portion of upfront payments received from charterers in connection to the time charters. The upfront payments are recognized as revenue evenly over the term of the time charter. The long-term deferred revenue is net of the current portion included in current liabilities.